UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 415
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVAV	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

This Amendment amends the Current Report on Form 8-K of AeroVironment, Inc (the “Company”) filed with the Securities and Exchange Commission on March 4, 2024 (the “Original Form 8-K”). On March 4, 2024, the Company held a conference call to discuss its third quarter financial results for the period ended January 27, 2024 (the “Q3 Results”). The Company attempted to file with the Securities and Exchange Commission (the “SEC”) the Original Form 8-K that furnished the press release and investor presentation relating to the Q3 Results prior to the commencement of the conference call in accordance with the Company’s usual practice; however, because the SEC’s EDGAR system experienced technical difficulties during the afternoon of March 4, 2024, the Original Form 8-K was not accepted by the SEC until after the conference call had commenced. Accordingly, and in accordance with the rules of the SEC, the Company is filing this Amendment to furnish a transcript of the conference call herewith as Exhibit 99.3. Except as described in this Explanatory Note and as set forth below, no other information in the Original Form 8-K is modified or amended hereby.

Item 2.02. Results of Operation and Financial Condition

Attached as Exhibit 99.3 hereto is a transcript of the conference call held on March 4, 2024 regarding the Company’s third quarter fiscal 2024 financial results for the period ended January 27, 2024. A copy of the transcript is also available on the investor relations section of the Company’s website at https://investor.avinc.com/events-and-presentations. The information contained on the Company’s website is not incorporated by reference into, and does not form a part of, this Current Report on Form 8-K/A.

The information furnished pursuant to Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
99.3	Transcript of Earnings Conference Call, dated March 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: March 8, 2024	By:	/s/ Melissa Brown
Melissa Brown
Senior Vice President, General Counsel and Chief Compliance Officer

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